UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 29, 2024

TROIKA MEDIA GROUP, INC.
(Exact name of registrant as speciﬁed in its charter)

Nevada	001-40329	83-0401552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identiﬁcation No.)

25 W 39th Street New York, NY	10018
(Address of principal executive oﬃces)	(Zip Code)
Registrant’s telephone number, including area code (212) 213-0111
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)(1)	Name of each exchange on which registered
Common Shares $0.001 par value	TRKAQ	N/A
Redeemable Warrants to acquire Common Shares	TRKAWQ	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1)
On December 7, 2023, Troika Media Group, Inc. (the “Company”) received a determination letter from The Nasdaq Stock Market (“Nasdaq”) notifying the Company of its determination that, in accordance with its authority under Nasdaq Listing Rules 5101, 5110(b), and IM-5101-1, the Company’s securities would be suspended from trading. Trading of the Company’s common stock and warrants was suspended at the opening of business on December 18, 2023 and delisted from Nasdaq. On December 18, 2023, the Company’s common stock and warrants began trading on the OTC under the symbols “TRKAQ” and “TRKAWQ”, respectively.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below in Item 2.01 in this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 1.03 Bankruptcy or Receivership.

The information set forth below in Item 2.01 in this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.03.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on December 7, 2023, Troika Media Group, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (such court, the “Court” and such cases, the “Cases”).

As previously disclosed, in connection with the Chapter 11 Cases, the Debtors and Blue Torch Finance, LLC ( “Blue Torch”) agreed to the terms of a form of “stalking horse” asset purchase agreement (the “Stalking Horse Asset Purchase Agreement”) under which the Debtors would agree to sell substantially all of the assets of the Company to Blue Torch (or an affiliate thereof).

On February 7, 2024, the Court entered an order authorizing the transactions under the Stalking Horse Asset Purchase Agreement (the “Asset Sale”).

On February 29, 2024, the Company entered into an Asset Purchase Agreement with BTC Converge Buyer LLC, an affiliate of Blue Torch (“BTC”), on substantially the same terms as the Stalking Horse Asset Purchase Agreement (the “Asset Purchase Agreement”), providing for the Asset Sale, whereby BTC agreed to purchase the Purchased Assets (as defined in the Asset Purchase Agreement) for aggregate consideration of not less than $83,849,285.36, consisting of (1) a credit bid equal to (x) an amount up to all outstanding obligations under the DIP Credit Facility (as defined in the Asset Purchase Agreement) but not less than $11,220,000, and (y) the outstanding obligations under the Financing Agreement up to the full amount of the Prepetition Loan Claims (each as defined in the Asset Purchase Agreement), but not less than $72,629,285.36, plus (2) the assumption by BTC of the Assumed Liabilities (as defined in the Asset Purchase Agreement). The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

On March 1, 2024, the Debtors and BTC consummated the Asset Sale pursuant to the terms of the Asset Purchase Agreement.

Cautionary Statements Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Cases. The Company does not expect that holders of the Company’s common stock or other equity securities will receive any payment or other distribution on account of those securities in the Cases given the expected sales proceeds (consisting of a credit bid) and the amount of the Debtors’ liabilities to more senior creditors. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the Company’s sale of assets pursuant to Chapter 11 of the Bankruptcy Code, the lack of distributions to equity securityholders in the Cases, and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process; the effect of the Chapter 11 filings and the asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.	Description
2.1
Asset Purchase Agreement, dated as of February 29, 2024 by and among, Troika Media Group, Inc., the Sellers party thereto, BTC Converge Buyer LLC and solely for the purposes expressly therein, Blue Torch Finance LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Troika Media Group, Inc.
(Registrant)

Date: March 5, 2024	By:	/s/ Derek McKinney
(Signature)
Derek McKinney General Counsel and Corporate Secretary